UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2014

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Item 2.02                      Results of Operations and Financial Condition

Today, May 7, 2014, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal year 2014 second quarter financial and operating results.  See Item 7.01, Regulation FD Disclosure, below.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 5, 2014, upon the unanimous recommendation of its Nominating and Corporate Governance Committee and by the unanimous written consent of its Board of Directors pursuant to Section 3.1 of its Bylaws, the Registrant increased the authorized size of its Board of Directors from six to eight members, and elected Leon J. Olivier and Robert J. Phillippy as directors to fill the two vacancies thereby created.

Mr. Olivier, age 65, was designated as a Class II Director, to serve until the 2016 Annual Meeting of Shareholders and until his successor shall be duly elected and qualified.  He will also serve on the Nominating and Corporate Governance Committee of the Board of Directors.

Mr. Phillippy, age 53, was designated as a Class III Director, to serve until the 2017 Annual Meeting of Shareholders and until his successor shall be duly elected and qualified.  He will also serve on the Audit and Finance Committee of the Board of Directors.

Each of the new directors will receive compensation for his service on the Board of Directors and its Committees pursuant to the Registrant’s Compensation Plan for Non-Employee Directors, as amended, on the same basis as the Registrant’s other directors; provided that (i) their cash compensation for calendar 2014 will be prorated based on eight months of service, and (ii) on May 5, 2014 they each received the standard quarterly stock award of 900 shares for the third quarter of fiscal 2014.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 5, 2014, upon the unanimous recommendation of its Nominating and Corporate Governance Committee and by the unanimous written consent of its Board of Directors pursuant to Section 3.1 of its Bylaws, the Registrant’s Bylaws were amended in the following respects:

(a)
Section 3.1(a) was amended to eliminate reference to a provision of the Missouri corporation laws no longer in effect which formerly required the Registrant to report any change in the number of directors to the Secretary of State; and

(b)
Section 3.8 was amended to add a provision that a person first elected to the Board of Directors effective on or after May 5, 2014 shall not be eligible for election as a director if such person's 75th birthday shall fall on a date prior to the commencement of the term for which such person is to be elected or appointed.  This provision is applicable to the two directors named in Item 5.02 of this Report.

A copy of the Registrant’s bylaws as so amended is attached to this Report as Exhibit 3.

Item 7.01                      Regulation FD Disclosure

Today, May 7, 2014, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal year 2014 second quarter financial and operating results and announcing the election of the directors named in Item 5.02 of this Report.  The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time.  This press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com.  It can be viewed through the “Investor Relations” page of the web site under the tab “Press Releases,” although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                          Exhibit
3                                Bylaws, as amended effective May 5, 2014
99.1                          Press Release dated May 7, 2014 announcing quarterly earnings

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and its Exhibits only as inactive textual references, and the Registrant does not intend them to be active links to its web site.  Information contained on the Registrant’s web site does not constitute part of this Form 8-K or its Exhibits.

Forward Looking Statements

Statements contained in this Form 8-K and its Exhibits regarding future events are considered “forward-looking statements” within the meaning of the safe harbor provisions of the Federal securities laws.  These include, but are not necessarily limited to, statements about:  the amount,  timing and source of the Registrant’s expected 2014 EBIT, EBIT Margin, revenues, growth, tax rates, EPS from Continuing Operations – “As Adjusted”, EPS, sales, orders, earnings, and third quarter 2014 EPS from Continuing Operations – “As Adjusted”; the costs and timing of the exit and relocation of Crissair’s operations; the Registrant’s ability to increase shareholder value; the success of acquisition efforts; the success of new products and solutions; the size, number and timing of growth opportunities in the future; the win rate experienced by the Filtration group; the specific actions initiated as a result of the Capital Allocation Strategy including but not limited to the declaration of dividends and  share repurchases; the long-term success of the Registrant; and any other statements which are not strictly historical.  Words such as expects, anticipates, targets, goals, projects, intends, plans, believes, estimates, variations of such words, and similar expressions are intended to identify such forward-looking statements.

Investors are cautioned that such statements are only predictions and speak only as of the date of this Report, and the Registrant undertakes no duty to update them except as may be required by applicable laws or regulations.  The Registrant’s actual results in the future may differ materially from those projected in the forward-looking statements.  Factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, without limitation:  those described in Item 1A, Risk Factors, of the Registrant’s annual report on Form 10-K for the year ended September 30, 2013; and the other factors set forth under “Forward-Looking Statements” in Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 2014.
ESCO TECHNOLOGIES INC.

By:   /s/G.E. Muenster
G.E. Muenster
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                          Exhibit
3                          Bylaws, as amended effective May 5, 2014
99.1                          Press Release dated May 7, 2014 announcing quarterly earnings